SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             Franklin Managed Trust
                (Name of Registrant as Specified In Its Charter)

                             Franklin Managed Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:



[LOGO](R)
FRANKLIN(R)TEMPLETON(R)

                            FRANKLIN MANAGED TRUST
                      IMPORTANT SHAREHOLDER INFORMATION

These materials request your input on several important matters that will affect your Fund. They are for a special shareholders' meeting scheduled for October 26, 1999 at 10:00 a.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on pages 1 and 2 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).


                        TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED WHICH WILL ENABLE YOU TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY.






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                         A LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

I am writing to request that you consider seven matters relating to your investment in Franklin Rising Dividends Fund (the "Fund"), a series of Franklin Managed Trust (the "Trust"). The Board of Trustees asks that you cast your vote in favor of:

      1. Electing a Board of Trustees;

      2. Ratifying the appointment by the Trustees of Tait, Weller & Baker as the independent auditors for the Trust for the fiscal year ending September 30, 1999;

      3. Modifying the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental;

      4. Amending seven of the Fund's fundamental investment restrictions;

      5. Eliminating five of the Fund's fundamental investment restrictions;

      6. Reorganizing the Trust from a Massachusetts business trust to a Delaware business trust; and

      7. Granting proxyholders the authority to vote upon any other business that may properly come before the meeting or any adjournments thereof.

We urge you to confirm the Board's recommendations by electing the nominated Trustees and ratifying the selection of the independent auditors.

We have proposed a modification to the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet. If approved, the change would expand the universe of high quality companies that meet the rising dividends criteria. We have also proposed amending or eliminating certain fundamental investment restrictions. We believe that the recommended changes will provide additional investment opportunities to the Fund, as further described in the attached proxy statement. We urge you to approve these proposals which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objectives. In addition, we have proposed that the Trust be reorganized as a Delaware business trust because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Trust, we hope that this format will be helpful to you.

Your vote is important to the Trust. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

                                      Sincerely,

                                      William J. Lippman
                                      President






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                            FRANKLIN MANAGED TRUST

                   NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                        TO BE HELD ON OCTOBER 26, 1999

A Special Shareholders' Meeting (the "Meeting") of Franklin Rising Dividends Fund (the "Fund"), a series of Franklin Managed Trust (the "Trust"), will be held at the Trust's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 10:00 a.m. (Pacific time), on October 26, 1999.

During the Meeting, shareholders of the Trust will vote on the following proposals and sub-proposals:

      1. To elect a Board of Trustees.

      2. To ratify the selection of Tait, Weller & Baker as the Trust's independent auditors for the Trust's fiscal year ending
         September 30, 1999.

      3. To modify the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental.

      4. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals).

          (a) To amend the Fund's fundamental investment restriction regarding borrowing;

          (b) To amend the Fund's fundamental investment restriction regarding underwriting;

          (c) To amend the Fund's fundamental investment restriction regarding lending;

          (d) To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities;

          (e) To amend the Fund's fundamental investment restriction regarding issuing senior securities;

          (f) To amend the Fund's fundamental investment restriction regarding industry concentration; and

          (g) To amend the Fund's fundamental investment restriction regarding diversification of investments.

      5. To approve the elimination of certain of the Fund's fundamental investment restrictions.

      6. To approve the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust.

      7. To grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Trustees has fixed August 30, 1999 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.

                                        By Order of the Board of Trustees,

                                        Deborah R. Gatzek
                                        Secretary

San Mateo, California
September 13, 1999


------------------------------------------------------------------------------
PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
------------------------------------------------------------------------------



                              TABLE OF CONTENTS

                                                                          PAGE

PROXY STATEMENT

Questions and Answers .....................................................    1

Proposal 1:    To Elect a Board of Trustees ...............................    3

Proposal 2:    To Ratify the Selection of Tait, Weller & Baker
               as the Trust's Independent Auditors for the Trust's fiscal
               year ending September 30, 1999 .............................    6

Proposal 3:    To Modify the Fund's Current Criteria for the
               Selection of Portfolio Companies Related to the
               Issuer's Treatment of Debt on its Balance Sheet,
               which is Fundamental........................................    7

Introduction to Proposals 4 and 5 .........................................    9

Proposal 4:    To Approve Amendments to Certain of the Fund's Fundamental
               Investment Restrictions (Includes
               Seven Sub-Proposals) .......................................   10

               4a: Borrowing ..............................................   10

               4b: Underwriting ...........................................   11

               4c: Lending ................................................   12

               4d: Real Estate and Commodities ............................   13

               4e: Issuing Senior Securities ..............................   15

               4f: Industry Concentration .................................   16

               4g: Diversification of Investments .........................   17

Proposal 5:    To Approve the Elimination of Certain of the
               Fund's Fundamental Investment Restrictions .................   18

Proposal 6:    To Approve the Reorganization of the Trust
               From a Massachusetts Business Trust to a
               Delaware Business Trust ....................................   20

Proposal 7:    Other Business .............................................   24

EXHIBITS

Exhibit A:     Current Fundamental Investment Restrictions
               Proposed to be Eliminated ..................................  A-1

Exhibit B:     Form of Agreement and Plan of Reorganization ...............  B-1

Exhibit C:     Comparison and Significant Differences Between
               Delaware Business Trusts and Massachusetts
               Business Trusts ............................................  C-1




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                            FRANKLIN MANAGED TRUST

                               PROXY STATEMENT

QUESTIONS AND ANSWERS

   o  INFORMATION ABOUT VOTING

   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Managed Trust (the "Trust") in connection with the Special Shareholders' Meeting of Franklin Rising Dividends Fund (the "Fund"), a series of the Trust to be held October 26, 1999 (the "Meeting"), have requested your vote on several matters.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on August 30, 1999 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 13, 1999.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on the following proposals:

   1. To elect a Board of Trustees;

   2. To ratify the selection of Tait, Weller & Baker as the Trust's independent auditors for the Trust's fiscal year ending September 30, 1999;

   3. To modify the Fund's criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental;

   4. To amend certain of the Fund's fundamental investment restrictions;

   5. To eliminate certain of the Fund's fundamental investment restrictions;

   6. To approve the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust; and

   7. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

   HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote:

   1. FOR the election of all nominees as Trustees;

   2. FOR the ratification of the selection of Tait, Weller & Baker as the Trust's independent auditors for the Trust's fiscal year ending September 30, 1999;

   3. FOR the modification of the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental;

   4. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

   5. FOR the elimination of each of the Fund's fundamental investment restrictions proposed to be eliminated;

   6. FOR the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust; and

   7. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting or any adjournments thereof.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   o  You can vote in any one of these ways:

   o  By mail, with the enclosed proxy card.

   o  In person at the Meeting.

   o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/813-1651.

   If you are eligible to vote through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 6, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 6, your shares will be voted IN FAVOR of the nominees for the Board of Trustees (Proposal 1), IN FAVOR of ratifying the selection of Tait, Weller & Baker as independent auditors (Proposal 2), IN FAVOR of modifying the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental (Proposal 3), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 4a-4g), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions, (Proposal 5), IN FAVOR of the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust (Proposal 6), and IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal 7).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or later-dated proxy card to the Fund that is received at or prior to the Meeting, or attending the Meeting and voting in person.




                                THE PROPOSALS

   PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

   WHO ARE THE NOMINEES FOR THE BOARD OF TRUSTEES?

   The Board of Trustees consists of four (4) persons. The role of the Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet quarterly and review the Trust's performance. The Trustees also oversee the services provided to the Trust by the investment advisor and the Trust's other service providers.

   The nominees for election to the Board of Trustees are: Frank T. Crohn, William J. Lippman, Charles Rubens II, and Leonard Rubin (collectively, the "Nominees") who presently comprise the entire Board. All of the Trustees are directors and/or trustees of other investment companies in the Franklin Group of Funds(R) or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds"). In addition, Mr. Lippman is a senior officer of Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company. The principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares. Resources, through its various subsidiaries, is primarily engaged in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE:
   BEN).

   Each nominee is currently eligible and has consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Trustees, and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the four individuals receiving the greatest number of votes at the Meeting will be deemed to be elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.

   Listed below for each Nominee, is a brief description of his recent professional experience and ownership of shares of the Trust and shares of all of the investment companies in the Franklin Templeton Group of Funds.


                                                                    SHARES
                                                   TRUST      BENEFICIALLY OWNED
                                                SHARES OWNED    IN THE FRANKLIN
                                                BENEFICIALLY  TEMPLETON GROUP OF
                                               AND % OF TOTAL  FUNDS (INCLUDING
   NAME AND PRINCIPAL OCCUPATION               OUTSTANDING ON  THE TRUST) AS OF
   DURING PAST FIVE YEARS AND AGE              JULY 30, 1999    JULY 30, 1999
--------------------------------------------------------------------------------

   Frank T. Crohn (75)                            4,223**           17,766
   TRUSTEE SINCE 1986

   Chairman, Eastport Lobster & Fish Company; Director, Unity Mutual Life Insurance Company; trustee of two of the investment companies in the Franklin Templeton Group of Funds; and formerly, Chairman, Financial Benefit Life Insurance Company (until 1996) and Director, AmVestors Financial Corporation (until 1997).



                                                                    SHARES
                                                   TRUST      BENEFICIALLY OWNED
                                                SHARES OWNED    IN THE FRANKLIN
                                                BENEFICIALLY  TEMPLETON GROUP OF
                                               AND % OF TOTAL  FUNDS (INCLUDING
   NAME AND PRINCIPAL OCCUPATION               OUTSTANDING ON  THE TRUST) AS OF
   DURING PAST FIVE YEARS AND AGE              JULY 30, 1999    JULY 30, 1999
--------------------------------------------------------------------------------

   William J. Lippman* (74)                       23,219**            78,674
   PRESIDENT SINCE 1986, CHIEF
   EXECUTIVE OFFICER SINCE 1991
   AND TRUSTEE SINCE 1986

   Senior Vice President, Franklin Resources, Inc.
   and Franklin Management, Inc.; President,
   Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin
   Templeton Group
   of Funds.

   Charles Rubens II (69)                          27,263**          121,003
   TRUSTEE SINCE 1986

   Private investor; and trustee or director, as the case may be, of three of the investment companies of the Franklin Templeton Group of Funds.

   Leonard Rubin (73)                               7,762**           59,421
   TRUSTEE SINCE 1986

   Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex
   Co., Inc. (manufactures and markets specialty fabrics); director or trustee, as the case may be, of three of the investment companies in the Franklin Templeton Group of Funds; and formerly, Chairman of the Board, Carolace
   Embroidery Co., Inc. (until 1996) and
   President, F.N.C. Textiles, Inc.

------------------------------------------------------------------------------
   *William J. Lippman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Lippman is an interested person due to his employment affiliation with Resources and with Franklin Advisory Services, LLC, the Trust's investment adviser. The remaining Trustees
   ("noninterested Trustees") are not interested persons of the Trust.

   **Less than 1% of the outstanding shares of the Fund.

   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The Trustees anticipate meeting at least five times during the fiscal year ended September 30, 1999 to review the operations of the Trust and Trust's investment performance. The Trustees also oversee the investment management services furnished to the Trust by Franklin Advisory Services, LLC ("Advisory Services") and various other service providers. Advisory Services is wholly owned by Resources. The Trust pays the noninterested Trustees $1,800 per quarter plus $900 per meeting attended.

   During the fiscal year ended September 30, 1998 there were five meetings of the Board. Each of the Trustees attended at least 75% of the total number of meetings of the Board.

   Certain Trustees and executive officers ("Executive Officers") of the Trust are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton Group of Funds by Advisory Services and its affiliates. Advisory Services or its affiliates pay the salaries and expenses of the Executive Officers. No pension or retirement benefits are accrued as part of Trust expenses.

   The following table shows the fees paid to noninterested Trustees by the Trust and by the Franklin Templeton Group of Funds.

                                                NUMBER OF BOARDS
                                               WITHIN THE FRANKLIN  TOTAL FEES
                                                 TEMPLETON GROUP  RECEIVED FROM
                                     AGGREGATE     OF FUNDS ON    THE FRANKLIN
                                   COMPENSATION   WHICH TRUSTEE  TEMPLETON GROUP
   NAME OF TRUSTEE                FROM THE TRUST*   SERVES**       OF FUNDS***
--------------------------------------------------------------------------------

   Frank T. Crohn                    $10,800           2            $20,400
   Charles Rubens II                 $11,700           3            $50,400
   Leonard Rubin                     $11,700           3            $84,900

--------------------------------------------------------------------------------
     *For the fiscal year ended September 30, 1998.

    **We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 161 U.S. based funds or series.

   ***For the calendar year ended December 31, 1998.

   WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

   Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer is a brief description of his or her recent professional experience:

                                      PRINCIPAL OCCUPATION DURING
------------------------------------------------------------------------------
   NAME AND OFFICES WITH THE TRUST    PAST FIVE YEARS AND AGE

   Harmon E. Burns                    Executive Vice President and Director,
   Vice President since 1991          Franklin Resources, Inc., Franklin
                                      Templeton Distributors, Inc. and Franklin
                                      Templeton Services, Inc.; Executive
                                      Vice President, Franklin Advisers,
                                      Inc.; Director, Franklin Investment
                                      Advisory Services, Inc. and
                                      Franklin/Templeton Investor Services,
                                      Inc.; and officer and/or director or
                                      trustee, as the case may be, of most of
                                      the other subsidiaries of Franklin
                                      Resources, Inc. and of 52 of the
                                      investment companies in the Franklin
                                      Templeton Group of Funds. Age 54.

   Martin L. Flanagan                 Senior Vice President and Chief
   Vice President and Chief           Financial Officer, Franklin
   Financial Officer since 1995       Resources, Inc., Franklin/Templeton
                                      Investor Services, Inc. and Franklin
                                      Mutual Advisers, LLC; Executive Vice
                                      President, Chief Financial Officer
                                      and Director, Templeton Worldwide,
                                      Inc.; Executive Vice President, Chief
                                      Operating Officer and Director,
                                      Templeton Investment Counsel, Inc.;
                                      Executive Vice President and Chief
                                      Financial Officer, Franklin Advisers,
                                      Inc.; Chief Financial Officer, Franklin
                                      Advisory Services, LLC and Franklin
                                      Investment Advisory Services, Inc.;
                                      President and Director, Franklin
                                      Templeton Services, Inc.; officer
                                      and/or director of some of the other
                                      subsidiaries of Franklin Resources,
                                      Inc.; and officer and/or director or
                                      trustee, as the case may be, of 52 of
                                      the investment companies
                                      in the Franklin Templeton Group of
                                      Funds. Age 39.

   Deborah R. Gatzek                  Senior Vice President and General
   Vice President since 1992          Counsel, Franklin Resources,
   and Secretary since 1991           Inc.; Senior Vice President, Franklin
                                      Templeton Services, Inc. and Franklin
                                      Templeton Distributors, Inc.; Executive
                                      Vice President, Franklin Advisers,
                                      Inc.; Vice President, Franklin Advisory
                                      Services, LLC and Franklin Mutual
                                      Advisers, LLC; Vice President, Chief
                                      Legal Officer and Chief Operating
                                      Officer, Franklin Investment Advisory
                                      Services, Inc.; and officer of 53 of
                                      the investment companies in the
                                      Franklin Templeton Group of Funds. Age
                                      50.

                                      PRINCIPAL OCCUPATION DURING
   NAME AND OFFICES WITH THE TRUST    PAST FIVE YEARS AND AGE
------------------------------------------------------------------------------
   Rupert H. Johnson                  Executive Vice President and Director,
   Vice President since 1991          Franklin Resources, Inc. and Franklin
                                      Templeton Distributors, Inc.; President
                                      and Director, Franklin Advisers, Inc.
                                      and Franklin Investment Advisory
                                      Services, Inc.; Senior Vice President,
                                      Franklin Advisory Services, LLC;
                                      Director, Franklin/Templeton Investor
                                      Services, Inc.; and officer and/or
                                      director or trustee, as the case may
                                      be, of most of the other subsidiaries
                                      of Franklin Resources, Inc. and of 52
                                      of the investment companies in the
                                      Franklin Templeton Group of Funds. Age
                                      59.

   William J. Lippman                 See Proposal 1, "Election of Trustees."
   President since 1986 and Chief
   Executive Officer since 1991

   Diomedes Loo-Tam                    Senior Vice President, Franklin
   Treasurer and Principal             Templeton Services, Inc.; and
   Accounting Officer since 1995       officer of 32 of the investment
                                       companies in the Franklin
                                      Templeton Group of Funds. Age 60.

   Edward V. McVey                    Senior Vice President and National
   Vice President since 1991          Sales Manager, Franklin Templeton
                                      Distributors, Inc.; and officer of 28
                                      of the investment companies in the
                                      Franklin Templeton Group of Funds. Age 62.

   R. Martin Wiskemann                Senior Vice President, Portfolio
   Vice President since 1991          Manager and Director, Franklin
                                      Advisers, Inc.; Senior Vice President,
                                      Franklin Management, Inc.; Vice President and Director, ILA Financial Services,
                                      Inc.; and officer and/or director or
                                      trustee, as the case may be, of 15 of
                                      the investment companies in the
                                      Franklin Templeton Group of Funds. Age
                                      72.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 1

   PROPOSAL 2: TO RATIFY THE SELECTION OF TAIT, WELLER & BAKER
                  AS THE TRUST'S INDEPENDENT AUDITORS FOR THE
                  TRUST'S FISCAL YEAR ENDING SEPTEMBER 30, 1999

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board of Trustees reviews audit procedures and results, and considers any matters arising from an audit with respect to the accounting of the Fund, its internal accounting controls, and its operational procedures. The Board also recommends the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   For the fiscal year ended September 30, 1999, the Board, including all of the noninterested Trustees, selected as auditors the firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, PA 19103. Tait, Weller & Baker has served as the independent auditors for the Trust since its inception in 1986. Tait, Weller & Baker has examined and reported on the fiscal year-end financial statements, dated September 30, 1998, and certain related U.S. Securities and Exchange Commission ("SEC") filings. The auditors give an opinion on the financial statements in the Trust's Annual Report to Shareholders. Tait, Weller & Baker has advised the Trust that neither the firm nor any of its members have any material direct or indirect financial interest in the Trust.

   Representatives of Tait, Weller & Baker are not expected to be present at the Meeting.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 2

   PROPOSAL 3: TO MODIFY THE FUND'S CURRENT CRITERIA FOR THE SELECTION OF
                  PORTFOLIO COMPANIES RELATED TO THE ISSUER'S TREATMENT OF DEBT ON ITS BALANCE SHEET,
                  WHICH IS FUNDAMENTAL

   WHAT IS THE FUND'S CURRENT CRITERIA FOR THE SELECTION OF PORTFOLIO COMPANIES RELATED TO THE ISSUER'S TREATMENT OF DEBT ON ITS BALANCE SHEET, AND WHAT IS THE PROPOSED MODIFICATION?

   The Fund invests primarily in equity securities of financially sound companies that have paid consistently rising dividends. At least 65% of the Fund's assets are invested in securities of companies that have:

      i. consistently increased dividends, in at least eight out of the last ten years, and have not decreased dividends in that time;

      ii. substantially increased dividends (at least 100%) over the past ten years;

      iii. reinvested earnings, and paid out less than 65% of the current earnings in dividends;

      iv. strong balance sheets, with long-term debt representing no more than 30% of total capitalization; and

      v. attractive prices (i.e. prices in the lower half of the stock's price/earnings ratio range for the last ten years, or less than the current market price/earnings ratio of the stocks in the S&P 500 Stock Index).

   The above criteria comprise a "fundamental" policy of the Fund which means that they cannot be changed without shareholder approval.

   The proposed modification relates to the fourth criteria listed above. This criteria selection will be referred to in this Proposal 3 as the Fund's "Debt Test." The Fund's investment adviser, Advisory Services, has recommended modifying this Debt Test to require that rising dividends companies either have: (1) long-term debt that is no more than 50% of total capitalization; or (2) senior debt that has been rated investment grade by at least one of the major bond rating agencies.

   WHY IS THE BOARD RECOMMENDING THIS MODIFICATION TO THE DEBT TEST?

   By modifying the current Debt Test to require either that long-term debt not exceed 50% of total capitalization, or that senior debt obtain an investment grade rating, the Board, based on Advisory Services' recommendation, believes that additional investment opportunities will be available to the Fund through a greater range of high quality companies that meet this proposed rising dividends criteria.

   In recommending to the Board the change to the Debt Test, Advisory
   Services explained that it has identified many attractive rising dividends companies that have debt in excess of the current 30% limitation. Despite their possibly higher levels of debt, many of these companies also have the qualitative characteristics that the rising dividends criteria was designed to identify. As market interest rates have fallen over the past decade, the cost of servicing debt has declined. This means that companies can service a higher level of debt with the same cash flow than they could historically, when the interest rates were higher. In fact, Advisory Services has found that companies that meet the Fund's other rising dividends criteria have increasingly taken advantage of lower rates by using more long-term debt in their capital structure. Therefore, many of the companies with the qualitative characteristics that the Fund's five criteria were originally designed to target carry a higher level of debt than they may have in the past. Modifying the Debt Test would allow the Fund to invest in such companies.

   As an alternative to an analysis of the percentage of debt on the issuer's balance sheet, Advisory Services has proposed an alternative prong to the Debt Test, over and above a straight percentage analysis, which considers the rating of the issuer's senior debt. Under this alternative test, an issuer would qualify under the new Debt Test if its senior debt has been rated investment grade by at least one of the major bond rating agencies. Historically, the Fund did not consider whether a company's debt was investment grade, but looked only to the total percentage of debt. Typically, a wide range of factors is considered in the determination of a company's debt rating. If the Fund modifies its Debt Test to include a ratings-based test as an alternative criteria, it would be able to take advantage of a greater pool of companies eligible to meet the full range of rising dividends criteria. Advisory Services believes that, generally, those companies that meet the full range of rising dividends criteria are likely to have debt rated at least investment grade, if they have long-term debt outstanding.

   As modified, the Fund's Debt Test would include either one of those tests described above. Under the first prong of the modified Debt Test, the Fund would be permitted to invest in companies where debt is not rated investment grade as long as the debt does not exceed 50% of total capitalization. Under the second prong, the Fund may invest in companies whose senior debt is rated investment grade, even if such debt exceeds 50% of total capitalization.

   WHAT ARE THE RISKS OF SUCH A MODIFICATION TO THE DEBT TEST?

   The proposed modifications are not expected to change the day to day management of the Fund as it pursues its investment goals. Based on Advisory Services' recommendation, the Board does not anticipate that the increase from 30% to 50% in long-term debt exposure will present any significant degree of increased risk. In addition, none of the other four rising dividends criteria will be changed, which should further limit the degree of additional risk to which the Fund will be exposed. However, since the proposed modification will permit the Fund to invest in companies with a higher percentage of long-term debt, the Fund theoretically could be exposed to a slightly higher risk that such companies may not be able to meet their individual goals, and may default on their debt. If companies in which the Fund invests default, the value of the Fund's portfolio may decline.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 3






   INTRODUCTION TO PROPOSALS 4 AND 5

   WHY IS THE FUND AMENDING OR ELIMINATING CERTAIN OF ITS FUNDAMENTAL INVESTMENT RESTRICTIONS IN FAVOR OF A STANDARDIZED LIST OF INVESTMENT RESTRICTIONS?

   The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Trustees without shareholder approval.

   After the Trust was formed in 1986, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Trustees recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. This will result in the Fund having a list of fundamental investment restrictions that are standardized with those of the other funds in the Franklin Templeton Group of Funds. The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

   By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

   The proposed standardized changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

   The recommended changes are specified below. Shareholders are requested to vote on each Sub-Proposal in Proposal 4 separately.






   PROPOSAL 4: TO APPROVE AMENDMENTS TO CERTAIN OF THE
               FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
               (this Proposal involves separate votes on Sub-Proposals
               4a - 4g)

   SUB-PROPOSAL 4A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                    REGARDING BORROWING.

   The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

   Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

   WHAT IS THE FUND'S CURRENT BORROWING RESTRICTION?

   The Fund's current borrowing restriction states that the Fund may not:

      (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 15% of its total assets (at the lower of cost or fair market value) or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

   The Fund is presently limited to borrowing up to 15% of assets, rather than the 331/3% allowed under current law. The proposed restriction would increase this borrowing limit to the legally permissible limit of 331/3%. In addition, the 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets. Such additional investments made while borrowings exceed 5% of total assets could be considered leveraging. The Fund has no present intention of engaging in leveraging transactions in this regard.

   The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The Fund, together with other funds in the Franklin Templeton Group of Funds, has requested an exemptive order from the SEC that would permit the Fund to borrow money from affiliated Franklin and Templeton funds. If this order is approved, the new restriction would permit the Fund, under certain circumstances, to borrow money from other Franklin and Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

   The Fund is not required to have a fundamental restriction relating to mortgaging, pledging or hypothecating Fund assets. Accordingly, the direct references to these concepts have been removed from the Fund's proposed borrowing restriction. However, these, and other similar types of investment activities do raise concerns regarding whether a fund is issuing senior securities as defined in the 1940 Act. For this reason, these types of investment activities are encompassed in the proposed restriction relating to senior securities (see Sub-Proposal 4e).

   Finally, the new restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. Standardization is expected to enable all Franklin and Templeton funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

   Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

   WHAT IS THE FUND'S PROPOSED BORROWING RESTRICTION?

   If approved by shareholders, the borrowing restriction will be revised to state that the Fund may not:

      BORROW MONEY, EXCEPT THAT THE FUND MAY BORROW MONEY FROM BANKS OR AFFILIATED INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT, OR ANY EXEMPTIONS THEREFROM WHICH MAY BE GRANTED BY THE SEC, OR FOR TEMPORARY OR EMERGENCY PURPOSES AND THEN IN AN AMOUNT NOT EXCEEDING 331/3% OF THE VALUE OF THE FUND'S TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED).

   SUB-PROPOSAL 4B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                    REGARDING UNDERWRITING.

   Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.


   WHAT IS THE FUND'S CURRENT UNDERWRITING RESTRICTION?

   The Fund's current restriction states that the Fund may not "underwrite securities."

   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

   The proposed restriction is substantially similar to the current restriction. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

   The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. Furthermore, the new restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

   WHAT IS THE FUND'S PROPOSED UNDERWRITING RESTRICTION?

   If approved by shareholders, the Fund's underwriting restriction will be revised to state that the Fund may not:

      ACT AS AN UNDERWRITER EXCEPT TO THE EXTENT THE FUND MAY BE DEEMED TO BE AN UNDERWRITER WHEN DISPOSING OF SECURITIES IT OWNS OR WHEN SELLING ITS OWN SHARES.

   SUB-PROPOSAL 4C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                    REGARDING LENDING.

   Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically carves out such policies from its prohibitions. In addition, the Fund's fundamental policy explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

   WHAT IS THE FUND'S CURRENT LENDING RESTRICTION?

   The Fund's lending restriction currently states that the Fund may not:

      Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.


   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

   The proposed restriction would provide the Fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund additional flexibility to make loans to affiliated investment companies to the extent permitted by exemptions granted by the SEC. For example, the Franklin Templeton Group of Funds, including the Fund, has requested an exemptive order from the SEC (the "Lending Order") that will permit the Fund to lend cash to other Franklin and Templeton funds. If the Lending Order is approved, the new restriction would permit the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

   In addition, the proposed restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

   WHAT IS THE FUND'S PROPOSED LENDING RESTRICTION?

   If approved by shareholders, the Fund's underwriting restriction will be revised to state that the Fund may not:

      MAKE LOANS TO OTHER PERSONS EXCEPT (A) THROUGH THE LENDING OF ITS PORTFOLIO SECURITIES, (B) THROUGH THE PURCHASE OF DEBT SECURITIES, LOAN PARTICIPATIONS AND/OR ENGAGING IN DIRECT CORPORATE LOANS IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVES AND POLICIES, AND (C) TO THE EXTENT THE ENTRY INTO A REPURCHASE AGREEMENT IS DEEMED TO BE A LOAN. THE FUND MAY ALSO MAKE LOANS TO AFFILIATED INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT OR ANY EXEMPTIONS THEREFROM WHICH MAY BE GRANTED BY THE SEC.

   SUB-PROPOSAL 4D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                    REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

   Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund presently has two separate investment restrictions that govern the Fund's ability to invest in real estate and commodities. The proposed standardized restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

   WHAT IS THE FUND'S CURRENT RESTRICTION REGARDING INVESTMENTS IN REAL
   ESTATE?

   The Fund's current restriction states that the Fund may not: "Buy or sell interests in...real estate."


   WHAT IS THE FUND'S CURRENT RESTRICTION REGARDING INVESTMENTS IN
   COMMODITIES?

   The Fund's current restriction states that the Fund may not: "Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options."

   WHAT EFFECT WILL STANDARDIZATION OF THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

   The proposed restriction will combine the limitations on investing in both real estate and commodities into one restriction.

   REAL ESTATE: The proposed investment restriction is designed to standardize the language of the real estate restriction among the Franklin Templeton Group of Funds. The proposed restriction also would permit the Fund to purchase securities of real estate investment trusts ("REITS") to the extent that an investment in REITS would otherwise meet the Fund's investment criteria. Investing in REITS has gained in popularity since the early 1990s, and the number of REITS available for investment also has increased dramatically. The current restriction could be interpreted as prohibiting the Fund from purchasing REITs since REITs might be considered "interests" in real estate. Under the proposed restriction, the Fund will continue to be prohibited from directly purchasing or selling real estate. However, it is not anticipated that the proposed restriction will involve any additional risk to the Fund as the Fund does not currently, and has not in the past, invested in real estate or REITS.

   COMMODITIES: The proposed investment restriction is designed to standardize the language of the commodities restriction among the Franklin Templeton Group of Funds. Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes. The proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has always had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.

   WHAT IS THE FUND'S PROPOSED REAL ESTATE AND COMMODITIES RESTRICTION?

   If approved by shareholders, the Fund's restriction will be revised to state that the Fund may not:

      PURCHASE OR SELL REAL ESTATE AND COMMODITIES, EXCEPT THAT THE FUND MAY PURCHASE OR SELL SECURITIES OF REAL ESTATE INVESTMENT TRUSTS, MAY PURCHASE OR SELL CURRENCIES, MAY ENTER INTO FUTURES CONTRACTS ON SECURITIES, CURRENCIES, AND OTHER INDICES OR ANY OTHER FINANCIAL INSTRUMENTS, AND MAY PURCHASE AND SELL OPTIONS ON SUCH FUTURES CONTRACTS.

   SUB-PROPOSAL 4E: TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING
                    ISSUING SENIOR SECURITIES.

   Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

   SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

   WHAT IS THE FUND'S CURRENT RESTRICTION CONCERNING ISSUING SENIOR
   SECURITIES?

   The Fund's current restriction concerning issuing senior securities is non-fundamental and states that the Fund may not:

      Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any fund from
      (a) making any permitted borrowings, mortgages or pledges, or
      (b) entering into repurchase transactions.

   WHAT EFFECT WILL STANDARDIZATION OF THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES HAVE ON THE FUND?

   The new restriction would permit the Fund to engage in forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed restriction also would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

   Finally, the proposed investment restriction is designed to standardize the language regarding issuing senior securities among the Franklin Templeton Group of Funds. The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restriction and making it fundamental because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

   WHAT IS THE FUND'S PROPOSED RESTRICTION REGARDING ISSUING SENIOR
   SECURITIES?

   If approved by shareholders, the Fund's senior securities restriction will be a fundamental restriction, and will state that the Fund may not:

      ISSUE SECURITIES SENIOR TO THE FUND'S PRESENTLY AUTHORIZED SHARES OF BENEFICIAL INTEREST. EXCEPT THAT THIS RESTRICTION SHALL NOT BE DEEMED TO PROHIBIT THE FUND FROM (A) MAKING ANY PERMITTED BORROWINGS, LOANS, MORTGAGES OR PLEDGES, (B) ENTERING INTO OPTIONS, FUTURES CONTRACTS, FORWARD CONTRACTS, REPURCHASE TRANSACTIONS, OR REVERSE REPURCHASE TRANSACTIONS, OR (C) MAKING SHORT SALES OF SECURITIES TO THE EXTENT PERMITTED BY THE 1940 ACT AND ANY RULE OR ORDER THEREUNDER, OR SEC STAFF INTERPRETATIONS THEREOF.

   SUB-PROPOSAL 4F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                    REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

   Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states.

   WHAT IS THE FUND'S CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION?

   The Fund's current restriction regarding concentration states that the Fund may not:

      Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

   The new restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. The new restriction provides the Fund with marginally added flexibility because it exempts from the 25% limitation the securities of other investment companies. This investment flexibility will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund is currently managed as the Fund does not intend to begin concentrating in shares of other investment companies.

   WHAT IS THE FUND'S PROPOSED RESTRICTION REGARDING INDUSTRY CONCENTRATION?

   If approved by shareholders, the Fund's restriction relating to concentration will be revised to state that the Fund may not:

      CONCENTRATE (INVEST MORE THAN 25% OF ITS NET ASSETS) IN SECURITIES OF ISSUERS IN A PARTICULAR INDUSTRY (OTHER THAN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES OR
      INSTRUMENTALITIES OR SECURITIES OF OTHER INVESTMENT COMPANIES).

   SUB-PROPOSAL 4G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                    REGARDING DIVERSIFICATION OF INVESTMENTS.

   The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

   WHAT IS THE FUND'S CURRENT INVESTMENT DIVERSIFICATION RESTRICTION?

   The Fund's current diversification restriction states that the Fund may not:

      Invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the fund would be invested in such issuer or
      (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund.

   Thus, the current restriction applies to 100% of the Fund's total assets rather than the lower statutorily imposed 75% limit. Further, although the 1940 Act excludes the securities of other investment companies as well as those of the U.S. government and its agencies and instrumentalities, the current restriction does not include such a carve-out for the securities of other investment companies.

   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

   Amending the Fund's diversification policy would make it consistent with the definition of a diversified investment company under the 1940 Act, and would provide the Fund with greater investment flexibility. The proposed restriction is substantially similar to the current restriction, but would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds.

   The proposed investment restriction clarifies that the 5% and 10% limitations do not apply to 25% of the Fund's total assets. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the Fund is managed.

   Another change in the proposed restriction is that it excludes from the 5% and 10% limitations the purchase by the Fund of the securities of other investment companies. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in the Franklin Templeton Group of Funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") to permit the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

   WHAT IS THE FUND'S PROPOSED INVESTMENT DIVERSIFICATION RESTRICTION?

   If approved by shareholders, the Fund's diversification restriction will be revised to state that the Fund may not:

      PURCHASE THE SECURITIES OF ANY ONE ISSUER (OTHER THAN THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES OR INSTRUMENTALITIES OR SECURITIES OF OTHER INVESTMENT COMPANIES) IF IMMEDIATELY AFTER SUCH INVESTMENT
      (A) MORE THAN 5% OF THE VALUE OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN SUCH ISSUER OR (B) MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER WOULD BE OWNED BY THE FUND, EXCEPT THAT UP TO 25% OF THE VALUE OF THE FUND'S TOTAL ASSETS MAY BE INVESTED WITHOUT REGARD TO SUCH 5% AND 10% LIMITATIONS.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      THAT YOU APPROVE SUB-PROPOSALS 4A-4G

   PROPOSAL 5: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S
               FUNDAMENTAL INVESTMENT RESTRICTIONS

   WHICH FIVE (5) FUNDAMENTAL INVESTMENT RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

   Some of the Fund's fundamental investment restrictions were originally drafted pursuant to state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions since the positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 4, 5, 6, 8 and 9 among its fundamental investment restrictions. Advisory Services has recommended, and the Board has determined, that all of these current fundamental investment restrictions should be eliminated.

   The exact wording of these five restrictions, (referred to in this Proposal 5 as the "Restrictions") has been included in Exhibit A, which is entitled, "Current Fundamental Investment Restrictions Proposed to be Eliminated."

   SECURITIES ON MARGIN, SHORT SALES, AND JOINT TRADING:

   The Fund's current fundamental investment restriction number 4 limits the Fund's ability to purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading accounts. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding all of these types of investment activities.

   As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin, selling securities short, and participating in a securities trading account should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to sell securities short, while no longer required to be fundamental, raises senior security issues. Accordingly, the Fund's ability to sell securities short is addressed in the proposed restriction relating to issuing senior securities (described in Sub-Proposal 4e). Under the proposed restriction, the Fund would be permitted to sell securities short to the extent permitted by the 1940 Act, and any rule or exemptive order granted by the SEC. The Fund's ability to purchase securities on margin also raises senior security issues and is similarly prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's ability to purchase on margin. Further, joint transactions are generally prohibited under the 1940 Act, and the Fund would continue to remain subject to the conditions imposed on joint transactions by the 1940 Act and any exemptions granted by the SEC. Finally, the Fund has not previously, nor does it currently intend to engage in these investment activities.

   OIL, GAS AND MINERAL INTERESTS:

   The Fund's current fundamental investment restriction number 5, which limits the Fund's ability to buy or sell interests in oil, gas or mineral exploration or development programs, is no longer required to be fundamental. These restrictions were originally enacted in response to various state law requirements, but under NSMIA, the Fund is no longer legally required to retain such policies as fundamental restrictions.

   As a general matter, elimination of these fundamental restrictions should not have an impact on the day to day management of the Fund as the Fund has not previously, nor does it currently intend to engage in these types of investment activities.

   MANAGEMENT OWNERSHIP OF SECURITIES:

   The Fund's current restriction number 6 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Trustees and officers of the Fund, or its investment manager, Advisory Services. This policy originated many years ago with a now obsolete state securities law. As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act restrictions still apply to the Fund.

   ILLIQUID SECURITIES:

   The Fund's current fundamental investment restriction number 8 limits the Fund's ability to invest more than 10% of its assets in illiquid securities. This restriction arose out of an SEC staff position which is not required to be fundamental. The SEC recently amended its position to permit funds to invest up to 15% of their assets in illiquid securities. However, the Fund may not take advantage of this new SEC position because its policy relating to investments in illiquid securities is fundamental. Elimination of this fundamental restriction would permit the Fund to take advantage of the current SEC position. Although the Fund's policy relating to illiquid securities would not be fundamental, the Fund would still be subject to the SEC rules and regulations in this area.

   CONTROL OR MANAGEMENT:

   The Fund's current fundamental investment restriction number 9 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

   Eliminating this restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management. Further, the goal of this restriction, namely to limit a fund's ability to control another issuer, is embodied in the 1940 Act diversification rule which is proposed to be incorporated in the proposed investment restriction relating to diversification (described in Sub-Proposal 4g). The diversification restriction limits the Fund's ability to own more than a certain percentage of any one issuer, which acts to limit its ability to exercise control or management over another company.

   WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL SUCH ELIMINATION HAVE ON THE FUND?

   The Board has determined that eliminating the Restrictions is consistent with the federal securities laws and will conform the Fund's list of fundamental restrictions with standardized investment restrictions adopted by other Franklin and Templeton funds. By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

   WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

   The Board does not anticipate that eliminating the Restrictions will result in any additional risk to the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these five areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 5

   PROPOSAL 6: TO APPROVE THE REORGANIZATION OF THE TRUST FROM A
               MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST

   WHAT WILL THE REORGANIZATION MEAN FOR THE TRUST AND ITS SHAREHOLDERS?

   The Trustees recommend that you approve a change in the place of organization of the Trust from a Massachusetts business trust to a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Trustees has approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B. The Plan provides for the Reorganization, which involves the continuation of the Trust, (referred to in this Proposal 6 as the "Massachusetts Trust") in the form of a newly created Delaware business trust, also named "Franklin Managed Trust" (and referred to in this Proposal 6 as the "Delaware Trust"). As of the effective date of the Reorganization, the Delaware Trust will have one series, the "Franklin Rising Dividends Fund" (referred to in this Proposal 6 as the "Rising Dividends-DE") that will correspond to the current Franklin Rising Dividends Fund of the Massachusetts Trust. For ease of reference and comparison, the current Rising Dividends Series will be referred to in this Proposal 6 as the "Rising Dividends-MA."

   Rising Dividends-DE will have the same investment objective, policies and restrictions as Rising Dividends-MA. This means that Rising Dividends-DE's fundamental investment policies and restrictions will reflect the results of the shareholders' vote on Proposals 3, 4 and 5 of this proxy statement. The Trustees and officers will be the same, and will operate the Delaware Trust in the same manner as they previously operated the Massachusetts Trust. On the closing date of the Reorganization, you will hold an interest in the Delaware Trust that is equivalent to your interest in the Massachusetts Trust. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

   WHY ARE THE TRUSTEES RECOMMENDING THAT I APPROVE THE REORGANIZATION?

   The Trustees have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as Massachusetts business trusts. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. The Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Delaware law also provides favorable state tax treatment. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the Delaware Trust.

   A comparison of the Delaware business trust law and the Massachusetts business trust law, as well as a comparison of the relevant provisions of the governing documents of the Delaware Trust and the Massachusetts Trust, is included in Exhibit C, which is entitled, "Comparison and Significant Differences Between Delaware Business Trusts and Massachusetts Business Trusts."

   The Reorganization also would increase uniformity among the Franklin Templeton Group of Funds, since many of the funds are already organized as Delaware business trusts, and the Delaware trust form has been chosen for new Franklin and Templeton funds that have been created over the past few years. Increased uniformity among the funds, many of which share common trustees, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

   For these reasons, the Trustees believe that it is in the best interests of the shareholders to approve the Reorganization.

   WHAT ARE THE CONSEQUENCES AND PROCEDURES OF THE REORGANIZATION?

   Upon completion of the Reorganization, the Delaware Trust will continue the business of the Massachusetts Trust with the same investment objective and policies of Rising Dividends-MA as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the Massachusetts Trust on behalf of Rising Dividends-MA. The Delaware Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Massachusetts Trust. As the successor to the Massachusetts Trust's operations, the Delaware Trust will adopt the Massachusetts Trust's registration statement with amendments to show the new Delaware business trust structure.

   The Delaware Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Massachusetts Trust. To accomplish the Reorganization, the
   Plan provides that the Massachusetts Trust will transfer all of the portfolio securities of Rising Dividends-Mass and any other assets, subject to its related liabilities, to the Delaware Trust. In exchange for these assets and liabilities, the Delaware Trust will issue its own shares to the Massachusetts Trust, which will then distribute those shares pro rata to you as a shareholder of the Massachusetts Trust. Through this procedure you will receive exactly the same number and dollar amount of shares of Rising Dividends-DE as you previously held in Rising Dividends-MA. The net asset value of each share of Rising Dividends-DE will be the same as that of Rising Dividends-MA on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Rising Dividends-MA that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Massachusetts Trust will be dissolved and will go out of existence.

   The Trustees may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the Massachusetts Trust's shareholders. If the Reorganization is not approved, or if the Trustees abandon the Reorganization, the Massachusetts Trust will continue to operate as a Massachusetts business trust.

   WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT ADVISORY AGREEMENT?

   As a result of the Reorganization, Rising Dividends-DE will be subject to a new investment advisory agreement between the Delaware Trust, on behalf of Rising Dividends-DE, and Advisory Services. The new advisory agreement will be substantially identical to the current advisory agreement between Advisory Services, and the Massachusetts Trust on behalf of Rising Dividends-MA It is anticipated that there will be no material change to the investment advisory agreement as a result of the Reorganization.

   WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

   The Delaware Trust will enter into agreements with Franklin/Templeton Investor Services, Inc. for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in place for the Massachusetts Trust. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the Delaware Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Massachusetts Trust.

   As of the effective date of the Reorganization, Rising Dividends-DE will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of Rising Dividends-MA. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

   WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION?

   Under the 1940 Act, the shareholders of a mutual fund must vote on the following: (1) election of trustees; (2) selection of the independent auditors; and (3) approval of initial investment management agreement for the fund.

   Theoretically, if the Reorganization is approved, the shareholders would need to vote on these three items for the Delaware Trust. In fact, the Delaware Trust must have shareholder approval of these issues or else it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Trustees have determined that approval of the Reorganization also will constitute the requisite shareholder approval for the Plan contained in Exhibit B, and also, for purposes of the 1940 Act, constitute shareholder approval of:
   (1) the election of the Trustees of the Massachusetts Trust who are in office at the time of the Reorganization as Trustees for the Delaware Trust; (2) the selection of Tait, Weller & Baker as independent auditors for the Delaware Trust; and (3) a new investment advisory agreement between the Delaware Trust on behalf of Rising Dividends-DE and Advisory Services, which is substantially identical to the agreement currently in place for the Massachusetts Trust on behalf of Rising Dividends-MA.

   Prior to the Reorganization, the officers will cause the Massachusetts Trust, as the sole shareholder of the Delaware Trust, to vote its shares FOR the matters specified above. This action will enable the Delaware Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

   WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DELAWARE TRUST?

   The Delaware Trust was created on July 7, 1999 pursuant to Delaware law. The Delaware Trust has an unlimited number of shares of beneficial interest with a par value of $0.01 per share. On the date of the Reorganization, an unlimited number of shares will be allocated to the Rising Dividends-DE. The shares of the Delaware Trust will be further allocated into three classes to correspond to the current three classes of shares of Rising Dividends-MA of the Massachusetts Trust.

   As of the effective date of the Reorganization, shares of the respective classes of Rising Dividends-MA of the Massachusetts Trust and Rising Dividends-DE of the Delaware Trust will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, have the same conversion rights, and have no preemptive or subscription rights. Shares of the respective classes of both the Delaware Trust and the Massachusetts Trust will have equal voting and liquidation rights and have one vote per share. The Delaware Trust also will have the same fiscal year as the Massachusetts Trust.

   WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

   Since the Reorganization will benefit the Massachusetts Trust and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the Massachusetts Trust, whether or not the Reorganization is approved by shareholders.

   ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

   The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in Rising Dividends-DE will be the same as the basis and holding period of your shares in Rising Dividends-MA.

   WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

   A request to sell Massachusetts Trust shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Massachusetts Trust. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the Delaware Trust.

   WHAT IS THE EFFECT OF MY "YES" VOTE?

   By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware trust, with its Trustees, independent auditors, investment management agreement and distribution plans already in place, and all such arrangements that are substantially identical to those of the Massachusetts Trust.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 6

   PROPOSAL 7: OTHER BUSINESS

   The Trustees do not intend to bring any matters before the Meeting other than Proposals 1, 2, 3, 4, 5, and 6 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

   o  INFORMATION ABOUT THE TRUST

   THE INVESTMENT MANAGER. Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024 serves as the Trust's investment manager. Advisory Services is wholly owned by Resources.

   THE TRUST ADMINISTRATOR. Under an agreement with Advisory Services, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Trust. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Advisory Services and the Trust's principal underwriter.

   THE UNDERWRITER. The underwriter for the Trust is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Trust is Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

   THE CUSTODIAN. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Trust's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Trust's last audited financial statements and annual report, for the fiscal year ended
   September 30, 1998, and its semi-annual report dated March 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

   PRINCIPAL SHAREHOLDERS. As of August 30, 1999, there were 17,472,001.311 outstanding shares of Franklin Rising Dividends Fund - Class A, 62,466.712 outstanding shares of Franklin Rising Dividends Fund - Class B, and 1,979,369.145 outstanding shares of Franklin Rising Dividends Fund -
   Class C. American Enterprise Investment SVCS., P.O. Box 9446, Minneapolis, MN 55440 owned 5.51% of the outstanding shares of Franklin Rising
   Dividends Fund - Class B. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding.

   In addition, to the knowledge of the Trust's management, as of July 30, 1999, no Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

   o  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $53,853 and $78,802. The Trust expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews and other means. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of Advisory Services involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Meeting.

   In addition to solicitations by mail, some of the Executive Officers and employees of the Trust, Advisory Services and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

   VOTING BY BROKER-DEALERS. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Trustees, requires that the four nominees receiving the greatest number of votes cast at the Meeting will be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 3, modification of the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Proposals 4 and 5, amendments to, or elimination of, fundamental investment restrictions, require the affirmative vote of the lesser of:
   (i) more than 50% of the outstanding voting securities of the Trust; or
   (ii) 67% or more of the voting securities of the Trust present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. Proposal 6, the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 7, the transaction of any other business, is expected to require the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

   OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 777 Mariners Island Blvd., San Mateo, CA 94404, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

                                      By order of the Board of Trustees,



                                      Deborah R. Gatzek
                                      Secretary

   September 13, 1999
   San Mateo, California



                                  EXHIBIT A

    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE ELIMINATED

Five of the Fund's current fundamental investment restrictions have been proposed to be eliminated, and are listed in the table below.

   Subject                              Current Investment Restriction States
                                        that the Fund May Not:
------------------------------------------------------------------------------

   Purchase Securities on Margin;          4. Purchase securities on margin,
   Sell Securities Short;                     sell securities short,
   Joint Trading                              participateon a joint or joint
                                              and several basis in any
                                              securities trading account... .
                                              (Does not preclude a fund from
                                              obtaining such short-term
                                              credit as may be necessary for
                                              the clearance of purchases and
                                              sales of its portfolio
                                              securities.)

   Oil/Gas/Mineral Interests               5. Buy or sell interests in oil,
                                              gas or mineral exploration or
                                              development programs.... (Does
                                              not preclude investments in
                                              marketable securities of
                                              companies engaged in such
                                              activities.)

   Ownership by Management                 6. Purchase or hold securities of
                                              any issuer if, at the time of
                                              purchase or thereafter, any of
                                              the trustees or officers of the
                                              trust or the manager own
                                              beneficially more than one-half
                                              of 1%, and all such trustees or
                                              officers holding more than
                                              one-half of 1% together own
                                              beneficially more than 5% of
                                              the issuer's securities.

   Illiquid Securities                     8. Invest more than 10% of its
                                              assets in securities with legal
                                              or contractual restrictions on
                                              resale, securities which are
                                              not readily marketable, and
                                              repurchase agreements with more
                                              than seven days to maturity.

   Control or Management                   9. Invest in any issuer for
                                              purposes of exercising control
                                              or management.






                                  EXHIBIT B

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made this __ day of ______________, 1999 by and between Franklin Managed Trust, a business trust created under the laws of the Commonwealth of Massachusetts (the "Massachusetts Trust"), and Franklin Managed Trust, a business trust created under the laws of the State of Delaware (the "Delaware Trust").

         In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

         1. PLAN OF REORGANIZATION.

            (a) Upon satisfaction of the conditions precedent described in
            Section 3 hereof, the Massachusetts Trust will convey, transfer and deliver to the Delaware Trust, on behalf of its Franklin Rising Dividends Fund series (the "New Fund"), at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of its then-existing assets, including the assets underlying its single series of shares designated as the Franklin Rising Dividends Fund series (the "Fund"). In consideration thereof, the Delaware Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Massachusetts Trust's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to the Massachusetts Trust to become the obligations and liabilities of the Delaware Trust, and
            (ii) to deliver to the Massachusetts Trust full and fractional shares of the New Fund equal in number to the number of full and fractional shares outstanding of the Fund. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

            (b) The Delaware Trust will effect such delivery by establishing an open account for each shareholder of the Fund and by crediting to such account, the exact number of full and fractional shares of the appropriate class of the New Fund such shareholder held in the corresponding class of the Fund on the Effective Date of the Reorganization. Fractional shares of the New Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each class of the New Fund shall be deemed to be the same as the net asset value per share of each corresponding class of the Fund. On such date, each certificate representing shares of a class of the Fund will represent the same number of shares of the corresponding class of the New Fund. Each shareholder of the Fund will have the right to exchange his
            (her) share certificates for share certificates of the corresponding class of the New Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the New Fund to the shareholders of record of the Fund, the shares of the Fund held by such shareholder shall be canceled.

            (c) As soon as practicable after the Effective Date of the Reorganization, the Massachusetts Trust shall take all necessary steps under Massachusetts law to terminate the Massachusetts Trust.

         2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION. The Closing shall commence at 2:00 p.m. Pacific time on January 31, 2000 or on such later date as the parties may agree, and shall be effective on the business day following the commencement of the Closing (the "Effective Date"). The Closing will take place at the principal offices of the Massachusetts and Delaware Trusts at 777 Mariners Island Boulevard, San Mateo, CA 94404.

         3. CONDITIONS PRECEDENT. The obligations of the Massachusetts Trust and the Delaware Trust to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

            (a) Such authority and orders from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

            (b) One or more post-effective amendments to the Massachusetts Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, containing
            (i) such amendments to such Registration Statement as are determined by the Trustees of the Massachusetts Trust to be necessary and appropriate as a result of the Agreement, and
            (ii) the adoption by the Delaware Trust as its own of such Registration Statement, as so amended, shall have been filed with the SEC, and such post-effective amendment or amendments to the Massachusetts Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC(other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

            (c) Confirmation shall have been received from the SECor the Staff thereof that the Delaware Trust shall, effective upon or before the Effective Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

            (d) Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Trust, the Delaware Trust or shareholders of the Massachusetts Trust or the Delaware Trust;

            (e) The Massachusetts Trust shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that
            (i) this Agreement and the reorganization provided for herein, and the execution of this Agreement, has been duly authorized and approved by the Delaware Trust and constitutes a legal, valid and binding agreement of the Delaware Trust in accordance with its terms; (ii) the shares of the Delaware Trust to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Delaware Trust; and (iii) the Delaware Trust is duly organized and validly existing under the laws of the State of Delaware;

            (f) The Delaware Trust shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, PA, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization provided herein, and the execution of this Agreement, has been duly authorized and approved by the Massachusetts Trust and constitutes a legal, valid and binding agreement of the Massachusetts Trust in accordance with its terms; and (ii) the Massachusetts Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

            (g) The shares of the New Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico, Guam, U.S. Virgin Islands, and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated;

            (h) This Agreement and the reorganization contemplated hereby shall have been adopted by an affirmative vote of at least a majority the outstanding voting securities of the Massachusetts Trust at a meeting of shareholders of such trust;

            (i) The shareholders of the Massachusetts Trust shall have voted to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted, as sole shareholder of each class of the Delaware Trust, to:

                  (1) Elect as Trustees of the Delaware Trust (the "Trustees") the following individuals: Messrs. Lippman, Crohn, Rubens II and Rubin;

                  (2) Select Tait, Weller & Baker as the independent public accountants for the Delaware Trust for the fiscal year ending September 30, 2000; and

                  (3) Approve a new investment management agreement between the Delaware Trust on behalf of the New Fund, and Franklin Advisory Services, LLC, which is substantially identical to the current investment management agreement between the Massachusetts Trust on behalf of the Fund, and Franklin Advisory Services, LLC

            (j) The Trustees shall have taken the following action at a meeting duly called for such purposes:

                  (1) Approval of the Delaware Trust's Custodian Agreement;

                  (2) Selection of Tait, Weller & Baker as the Delaware Trust's independent public accountants for the fiscal year ending September 30, 2000;

                  (3) Approval of the investment management agreement between the Delaware Trust on behalf of the New Fund, and Franklin Advisory Services, LLC, which is substantially identical to the current investment management agreement between the Massachusetts Trust on behalf of the Fund, and Franklin Advisory Services, LLC;

                  (4) Authorization of the issuance by the Delaware Trust, prior to the Effective Date of the Reorganization, of one share of each class of the New Fund, to the Massachusetts Trust in consideration for the payment of the current public offering price of each corresponding class of the Fund, for the purpose of enabling the Massachusetts Trust to vote on matters referred to in paragraph (i) of this
                  Section 3;

                  (5) Submission of the matters referred to in paragraph
                  (i) of this Section 3 to the Massachusetts Trust as sole shareholder of the Delaware Trust; and

                  (6) Authorization of the issuance by the Delaware Trust of shares of the New Fund on the Effective Date of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

         At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Trustees of the Massachusetts Trust if, in the judgment of the Trustees, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Massachusetts Trust.

      4. TERMINATION. The Board of Trustees of the Massachusetts Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Trustees, the facts and circumstances make proceeding with the Agreement inadvisable.

      5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

      6. FURTHER ASSURANCES. The Massachusetts Trust and the Delaware Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

      7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      8. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.






         IN WITNESS WHEREOF, the Massachusetts Trust and the Delaware Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its ____________ and attested by its ____________, all as of the day and year first-above written.

Attest:                                   Franklin Managed Trust
                                          (a Delaware business trust)



By: _______________________________   By: ________________________________


Attest:                                   Franklin Managed Trust
                                          (a Massachusetts business trust)



By: _______________________________   By: ________________________________






                                   EXHIBIT C

                    COMPARISON AND SIGNIFICANT DIFFERENCES
                     BETWEEN DELAWARE BUSINESS TRUSTS AND
                        MASSACHUSETTS BUSINESS TRUSTS


                 DELAWARE BUSINESS TRUST             MASSACHUSETTS BUSINESS TRUST
----------------------------------------------------------------------------------------

Governing        A Delaware Business Trust (a        A Massachusetts Business Trust (a
Documents        "DBT") is created by a governing    "MBT") is created by filing a
                 instrument (which may consist of    declaration of trust with the
                 one or more instruments,            Secretary of State of
                 including an agreement and          Massachusetts and by filing with
                 declaration of trust and            the clerk of every city or town
                 By-Laws) and a Certificate of       where the trust has a usual place
                 Trust, which must be filed with     of business.
                 the Delaware Secretary of State.
                 The law governing DBTs is
                 referred to in this chart as the
                 "Delaware Act."

                 A DBT is an unincorporated          A MBT is an unincorporated
                 association organized under the     association organized under the
                 Delaware Act which operates         Massachusetts statute (the
                 similar to a typical corporation.   "Massachusetts Statute") which
                 A DBT's operations are governed by  operates similar to a typical
                 a trust instrument and By-Laws.     corporation. A MBT's operations
                 The business and affairs of a DBT   are governed by a trust
                 are managed by or under the         instrument and By-Laws. The
                 direction of a Board of Trustees.   business and affairs of a MBT are
                                                     managed by or under the direction
                                                     of a Board
                                                     of Trustees.

                 A DBT organized as an open-end      A MBT organized as an open-end
                 investment company is subject to    investment company is subject to
                 the Investment Company Act of       the 1940 Act. Shareholders own
                 1940, as amended (the "1940 Act").  shares of "beneficial interest"
                 Shareholders own shares of          as compared to the shares of
                 "beneficial interest" as compared   "common stock" issued by
                 to the shares of "common stock"     corporations.
                 issued by corporations.

                 As described in this chart, DBTs    MBTs are also granted a
                 are granted a significant amount    significant amount of
                 of organizational and operational   organizational and operational
                 flexibility. Delaware law makes it  flexibility. The Massachusetts
                 easier to obtain needed             Statute is silent on most of the
                 shareholder approvals, and also     salient features of MBTs, thereby
                 permits management of a DBT to      allowing the MBT to freely
                 take various actions without being  structure the trust.
                 required to make state filings or
                 obtain shareholder approval. The
                 Delaware Act also contains
                 favorable limitations on
                 shareholder and Trustee liability,
                 and provides for indemnification
                 out of trust property for any
                 shareholder or Trustee that may be
                 held personally liable for the
                 obligations of a DBT.

Multiple Series  Under the Delaware Act, a           The Massachusetts Statute permits
and Classes      declaration of trust may provide    a business trust to issue one or
                 for classes, groups or series of    more series or classes of
                 shares, or classes, groups or       beneficial interest. The
                 series of shareholders, having      Massachusetts Statute is largely
                 such relative rights, powers and    silent as to any requirements for
                 duties as the declaration of trust  the creation of such series or
                 may provide. The series and         classes, although the trust
                 classes of a DBT may be described   documents creating a MBT may
                 in the declaration of trust or in   provide methods or authority to
                 resolutions adopted by the Board    create such series or classes
                 of Trustees. Neither state filings  without seeking shareholder
                 nor shareholder approval is         approval. The Massachusetts
                 required to create series or        Statute does not specify what
                 classes. The Trustees of Franklin   information must be contained in
                 Managed Trust have proposed to      the declaration
                 reorganize the Trust from a         of trust, nor does it require a
                 Massachusetts business trust (the   registered officer or agent for
                 "Massachusetts Trust") into a       service of process. The
                 Delaware business trust (the        Massachusetts Trust's Declaration
                 "Delaware Trust"). The Delaware     of Trust authorizes the division
                 Trust's Declaration of Trust        of the shares into an unlimited
                 permits the creation of multiple    number of shares which may be
                 series and classes and establishes  further divided into separate the provisions relating to shares.  series or classes.

                 The Delaware Act explicitly         The Massachusetts Statute does
                 provides for a reciprocal           not contain statutory provisions
                 limitation of inter-series          addressing series liability with
                 liability. The debts, liabilities,  respect to a multiple series obligations and expenses incurred,  investment company. Therefore,
                 contracted for or otherwise         unless otherwise provided in the
                 existing with respect to a          declaration of trust for a MBT,
                 particular series of a multiple     the debts, liabilities,
                 series investment company           obligations and expenses
                 registered under the 1940 Act are   incurred, contracted for or
                 enforceable only against the        otherwise existing with respect
                 assets of such series, and not      to a particular series may be
                 against the assets of the trust,    enforceable against the assets of
                 or any other series, generally,     the business trust generally.
                 provided that:

                   (i) the governing instrument
                    creates one or more series;

                   (ii)  separate and distinct
                    records are maintained for any
                    such series;

                   (iii)  the series' assets are
                    held and accounted for
                    separately from the trust's
                    other assets or any series
                    thereof;

                   (iv)  notice of the limitation
                    on liabilities of the series is
                    set forth in the certificate of
                    trust; and

                   (v)  the governing instrument so
                    provides.

Multiple Series  The Declaration of Trust for the    The Massachusetts Trust's
and Classes      Delaware Trust provides that each   Declaration of Trust explicitly
(cont.)          of its series shall not be charged  limits the liability
                 with the liabilities of any other   of each series and states that
                 series. Further, it states          under no circumstances shall the
                 that any general assets or          assets allocated or belonging to
                 liabilities not readily             a particular series be charged
                 identifiable as to a particular     with liabilities attributable to
                 series will be allocated or         any other series. Further, it
                 charged by the Trustees of the      states that third parties shall
                 Delaware Trust to and among any     look only to the assets of a
                 one or more series in such manner,  particular series for payment of and on such basis, as the Trustees  any credit, claim or contract.
                 deem fair and equitable in their    Although these provisions serve
                 sole discretion.                    to put third parties on notice,
                                                     since there is no support in the
                                                     Massachusetts Statute to limit
                                                     liability, there remains the
                                                     possibility that a court may not
                                                     uphold the limitations of a MBT's
                                                     governing document.


                 A court applying federal            A court applying federal
                 securities law may not respect      securities law may not respect
                 provisions that serve               provisions that serve to limit
                 to limit the liability of one       the liability of one series of an
                 series of an investment company's   investment company's shares for
                 shares for the liabilities of       the liabilities of another
                 another series. Accordingly,        series. Accordingly, provisions
                 provisions relating to series       relating to series liability
                 liability contained in the          contained in the declaration of
                 declaration of trust may be         trust may be preempted by the way
                 preempted by the way in which the   in which the courts interpret the
                 courts interpret the 1940 Act.      1940 Act.

Shareholder      The governing instrument            There is no provision in the
Voting Rights    determines shareholders' rights.    Massachusetts Statute addressing
and Proxy        The Declaration of Trust for the    voting by the shareholders of a
Requirements     Delaware Trust provides that        MBT. The declaration of trust of
                 shareholders of record of each      a MBT, however, may specify
                 share are entitled to one vote for  matters on which shareholders are
                 each full share, and a fractional   entitled to vote. The
                 vote for each fractional share. In  Massachusetts Trust's Declaration
                 addition, shareholders are not      of Trust provides that
                 entitled to cumulative voting       shareholders are entitled to one
                 for electing a Trustee(s). The      vote for each full share, and
                 Delaware Trust's Declaration of     each fractional share shall be
                 Trust further provides that voting  entitled to a proportionate
                 will occur separately by series,    fractional vote. Further, it
                 and if applicable, by class,        provides that all shares of the
                 subject to: (1) requirements of     Trust entitled to vote on a
                 the 1940 Act where shares of the    matter shall vote separately by
                 Trust must be voted in the          series, subject to:
                 aggregate without reference to      (1) requirements of the 1940 Act
                 series or class, and (2) where the  where shares of the Trust to be
                 matter affects only a particular    voted in the aggregate without
                 series or class.                    differentiation between the
                                                     separate series, and (2) where
                                                     the matter affects only a
                                                     particular series or class.

Shareholder      The Delaware Act and By-Laws for    The Massachusetts Trust's By-Laws
Voting Rights    the Delaware Trust also permit the  permits the Trust to accept
and Proxy        Trust to accept proxies by any      written proxies signed by the
Requirements     electronic, telephonic,             shareholder. A proxy shall be
(cont.)          computerized telecommunications or  deemed signed if the
                 other reasonable alternative to     shareholder's name is placed
                 the execution of a written          (whether by manual signature,
                 instrument authorizing the proxy    typewriting, telegraphic
                 to act, provided such               transmission or otherwise) by the
                 authorization is received within    shareholder. No proxy shall be
                 eleven (11) months before the       valid after the expiration of
                 meeting.                            eleven (11) months from the date
                                                     of the proxy unless otherwise
                                                     provided in the proxy.

Shareholders'    The Delaware Act permits special    The Declaration of Trust for the
Meetings         shareholder meetings to be called   Massachusetts Trust specifies the
                 for any purpose. However, the       matters on which beneficial
                 governing instrument determines     owners are entitled, but not
                 beneficial owners' rights to call   necessarily required, to vote.
                 meetings. The Declaration of Trust  The Declaration of Trust provides
                 for the Delaware Trust provides     Trustees with a great deal of
                 that the Board of Trustees shall    latitude as to which matters are
                 call shareholder meetings for the   to be submitted to a vote of the
                 purpose of (1) electing Trustees,   beneficial owners. Specifically,
                 (2) for such other purposes as may  a shareholder has the power to
                 be prescribed by law, the           vote only: (1) for the election
                 Declaration of Trust or the         of Trustees, (2) to the same
                 By-Laws, and (3) taking action      extent as shareholders of a
                 upon any other matter deemed by     Massachusetts business
                 the Trustees to be necessary or     corporation as to whether or not
                 desirable. The By-Laws further      a court action, proceeding or
                 provide that a special meeting may  claim should be brought or be called at any time by the Board  maintained derivatively or as a of Trustees, by the Chairperson of  class action, (3) for the
                 the Board, or by the President or   termination of the trust or any
                 any Vice President or the           series, or (4) with respect to
                 Secretary and any two               such additional matters required
                 (2) Trustees. An annual             by the Declaration of Trust, the
                 shareholders' meeting is not        By-Laws, the Massachusetts
                 required by either the Delaware     Statute, or as the Trustees
                 Act, the Declaration of Trust, or   consider necessary or desirable.
                 the By-Laws.                        An annual shareholders' meeting
                                                     is not required by Massachusetts
                                                     law, the Declaration of Trust or
                                                     the By-Laws.

Quorum           Except when a larger quorum is      Unless a larger quorum is
Requirement      required by applicable law, the     required by applicable law, the
                 By-Laws, or the Declaration of      By-Laws, or the Declaration of
                 Trust, the Delaware Trust's         Trust, the Massachusetts Trust's
                 Declaration of Trust provides that  Declaration of Trust provides
                 forty percent (40%) of the shares   that forty percent (40%) of the
                 entitled to vote shall constitute   shares entitled to vote on a
                 a quorum at a shareholder's         matter shall constitute a quorum
                 meeting. Further, the Declaration   at a shareholders' meeting.
                 of Trust provides that when a       Further, the Declaration of Trust
                 quorum is present, a majority of    provides that when a quorum is
                 the votes cast shall decide any     present at any meeting, a
                 issues and a plurality shall elect  majority of the shares voted a Trustee, unless a larger vote is  shall decide any questions and a
                 required by the Declaration of      plurality shall elect a Trustee,
                 Trust, the By-Laws or by            unless a larger vote is required
                 applicable law.                     by the Declaration of Trust, the
                                                     By-Laws or by applicable law.

Action Without   Delaware law permits the governing  The Massachusetts Trust's
Shareholders'    instrument to set forth the         Declaration of Trust provides
Meeting          procedure whereby action required   that any action taken by
                 to be approved by shareholders at   shareholders may be taken without
                 a meeting may be done by consent.   a meeting if shareholders holding
                 The Delaware Trust's Declaration    a majority of the shares entitled
                 of Trust provides that any action   to vote on the matter (or such
                 taken by shareholders may be taken  larger proportion thereof as
                 without a meeting if shareholders   shall be required by any express
                 holding a majority of the shares    provision of the Declaration of
                 entitled to vote on the matter (or  Trust or By-Laws) and holding a
                 such larger proportion thereof as   majority (or such larger
                 shall be required by any express    proportion as aforesaid) of the
                 provision of the Declaration of     shares of any series entitled to
                 Trust or By-Laws) and holding a     vote separately on the matter
                 majority (or such larger            consent to the action in writing.
                 proportion as aforesaid) of the
                 shares of any series (or class)
                 entitled to vote separately on the
                 matter consent to the action in
                 writing.

Amendments       The Delaware Act provides broad     The Massachusetts Statute
to Governing     flexibility with respect to         provides that the Trustees shall,
Documents        amendments to the governing         within thirty 30) days after the
                 documents of a DBT.                 adoption of any amendment to the
                                                     declaration of trust, file a copy
                                                     with the Secretary of State of
                                                     Massachusetts and with the clerk
                                                     of every city or town where the
                                                     trust has a usual place of
                                                     business.

                 The Delaware Trust's Declaration    The Massachusetts Trust's
                 of Trust provides that the          Declaration of Trust may be
                 Declaration of Trust may be         amended at any time by an
                 restated and/or amended at any      instrument in writing signed by a
                 time by an instrument in writing    majority of the Trustees.
                 signed by a majority of the then
                 Trustees, and if required, by
                 approval of such amendment by
                 shareholders in accordance with
                 the quorum and required voting
                 requirements as set forth in the
                 Declaration of Trust.

                 The By-Laws may be amended or       The By-Laws may be amended or
                 repealed by the affirmative vote    repealed by a majority of the
                 or written consent of a majority    outstanding shares entitled to
                 of the outstanding shares entitled  vote, or by the Board of Trustees
                 to vote, or by the Board of         subject to the rights of the
                 Trustees subject to the rights of   shareholders.
                 the shareholders.

Matters          The Delaware Act affords Trustees   The Massachusetts Trust's
Requiring        the ability to easily adapt a DBT   Declaration of Trust provides
Shareholder      to future contingencies. For        Trustees with a great deal of
Approval         example, Trustees have the          latitude as to which matters are
                 authority to incorporate a DBT, to  to be submitted to a vote of the
                 merge or consolidate with another   beneficial owners. Specifically,
                 entity, to cause multiple series    a shareholder has the power to
                 of a DBT to become separate         vote only:
                 trusts, to change the domicile or
                 to liquidate a DBT, all without       (1) for the election of
                 having to obtain a shareholder        Trustees;
                 vote. More importantly, in cases
                 where funds are required or do        (2) to the same extent as
                 elect to seek shareholder approval    shareholders of a Massachusetts
                 for transactions, the Delaware Act    business corporation as to
                 provides great flexibility with       whether or not a court action,
                 respect to the quorum and voting      proceeding or claim should be
                 requirements for approval of such     brought or maintained
                 transactions.                         derivatively or as a class
                                                       action;

                                                       (3) for the termination of the
                                                       Trust or any series; or

                                                       (4) with respect to such
                                                       additional matters required by
                                                       the Declaration of Trust, the
                                                       By-Laws, the Massachusetts
                                                       Statute, or as the Trustees
                                                       consider necessary or desirable.

                 The Declaration of Trust for the
                 Delaware Trust, consistent with
                 the Delaware Act, affords
                 shareholders the power to vote on
                 the following matters:

                   (1) the election or removal of
                   Trustees;

                   (2) as required by the
                   Declaration
                   of Trust, the By-Laws, the 1940
                   Act or the Delaware Trust's
                   registration statement; and

                   (3) other matters deemed by the
                   Board of Trustees to be
                   necessary or desirable.

                 The Delaware Trust's Declaration    The Massachusetts Trust's
                 of Trust provides that when a       Declaration of Trust provides
                 quorum is present, a majority of    that when a quorum
                 votes cast shall decide any         is present at any meeting, a
                 issues, and a plurality shall       majority of the shares voted
                 elect a Trustee(s), unless a        shall decide any questions and a
                 different vote is required by the   plurality shall elect a
                 Declaration of Trust, By-Laws, or   Trustee(s), unless a larger vote
                 applicable law.                     is required by the Declaration of
                                                     Trust, the By-Laws, or applicable
                                                     law.

Record           The Delaware Act permits a          There is no comparable record
Date/Notice      governing instrument to provide     date provision in the
                 for the establishment of record     Massachusetts Statute.
                 dates for determining voting
                 rights.

Record           The Declaration of Trust for the    The Declaration of Trust and the
Date/Notice      Delaware Trust provides that the    By-Laws of the Massachusetts
(cont.)          Board of Trustees may fix in        Trust permit the Trustees from
                 advance a record date which shall   time to time to set the record
                 not be more than ninety (90) days,  date for shareholder meeting to
                 nor less than seven (7) days,       be not more than ninety (90)
                 before the date of any such         days, nor less than seven (7)
                 meeting.                            days, before the date of any
                                                     shareholder meeting.

                 The Declaration of Trust provides   The By-Laws provide that the
                 that the record date for            record date for determining
                 determining shareholders entitled   shareholders entitled to give
                 to give consent to action in        consent to action in writing
                 writing without a meeting is        without a meeting is determined
                 determined in the following         in the following manner: (i) when
                 manner: (i) when the Board of       the Board of Trustees has not
                 Trustees has not taken prior        taken prior action, the record
                 action, the record date will be     date will be set on the day on
                 set on the day on which the first   which the first written consent
                 written consent is given; or        is given; or (ii) when the Board
                 (ii) when the Board of Trustees     of Trustees has taken prior
                 has taken prior action, the record  action, the record date will be
                 date will be set at the close of    set at the close of business on
                 business on the day on which the    the day on which the Board of
                 Board of Trustees adopts the        Trustees adopts the resolution
                 resolution relating to that action  relating to that action or the
                 or the seventy-fifth (75th) day     seventy-fifth (75th) day before
                 before the date of such other       the date of such other action,
                 action, whichever                   whichever is later.
                 is later.

                 The By-Laws for the Delaware Trust  The By-Laws for the Massachusetts
                 provide that all notices of         Trust also provide that all
                 shareholder meetings shall be sent  notices of shareholder meetings or otherwise given to shareholders  shall be sent to shareholders not
                 not less than seven (7) days nor    less than seven (7) days nor more
                 more than seventy-five (75) days    than seventy-five (75) days
                 before the date of the meeting.     before the date of the meeting.

Removal of       The Delaware Act is silent with     The Massachusetts Statute is also
Trustees         respect to the removal of           silent with respect to the
                 Trustees. However, the Delaware     removal of Trustees. The
                 Trust's Declaration of Trust        Massachusetts Trust's Declaration
                 states that the Board of Trustees,  of Trust provides that the Board
                 by action of a majority of the      of Trustees, by action of a
                 then Trustees at a duly             majority of the then Trustees at
                 constituted meeting, may fill       a duly constituted meeting, may
                 vacancies in the Board of Trustees  fill vacancies or remove Trustees or remove Trustees with or without  with or without cause.
                 cause.

Shareholder      The Delaware Act sets forth the     The Massachusetts Trust's By-Laws
Rights of        rights of shareholders to gain      provides that the minutes and
Inspection       access to and receive copies of     accounting books and records
                 certain Trust documents and         shall be open for inspection upon
                 records. This right is qualified    the written demand of any
                 by the extent otherwise provided    shareholder or holder of a voting
                 in the governing instrument of the  trust certificate at any
                 Trust as well as a reasonable       reasonable time during usual
                 demand standard related to the      business hours for a purpose
                 shareholder's interest as an owner  reasonably related to the
                 of the DBT.                         holder's interests as a
                                                     shareholder or as the holder of a
                                                     voting trust certificate. The
                                                     inspection may be made in person
                                                     or by an agent or attorney and
                                                     shall include the right to copy
                                                     and make extracts.

Shareholder      Consistent with Delaware law, the
Rights of        By-Laws of the Delaware Trust
Inspection       provides that the minutes and
(cont.)          accounting books and records shall
                 be open to inspection upon the
                 written demand of any shareholder
                 or holder of a voting trust
                 certificate at any reasonable time
                 during usual business hours for a
                 purpose reasonably related to the
                 holder's interest as a shareholder
                 or as the holder a voting trust
                 certificate. The inspection may be
                 made in person or by an agent or
                 attorney and shall include the
                 right to copy and make extracts.

Shareholder      Personal liability is limited by    The Massachusetts Statute does
Liability        the Delaware Act to the amount of   not include an express provision
                 investment in the trust, and may    relating to the limitation of
                 be further limited or restricted    liability of the beneficial
                 by the governing instrument.        owners of a business trust.
                                                     Therefore, the owners of a MBT
                                                     could potentially be liable for
                                                     obligations of the trust,
                                                     notwithstanding an express
                                                     provision in the governing
                                                     instrument stating that the
                                                     beneficial owners are not
                                                     personally liable in connection
                                                     with trust property or the acts,
                                                     obligations or affairs of the
                                                     trust.

                 Consistent with the Delaware Act,   The Massachusetts Trust's
                 the Declaration of Trust for the    Declaration of Trust provides
                 Delaware Trust provides that its    that neither the Trust nor the
                 Trustees, officers, employees, and  Trustees, nor any officer,
                 agents do not have the power to     employee or agent of the Trust
                 personally bind a shareholder.      shall have any power to bind
                 Shareholders of the DBT are         personally any shareholder.
                 entitled to the same limitation of
                 personal liability extended to
                 stockholders of a private
                 corporation organized for profit
                 under the general corporation law
                 of the State of Delaware.

Trustee          Subject to the declaration of       The Massachusetts Statute does
Liability        trust, the Delaware Act provides    not include an express provision
                 that a Trustee, when acting in      limiting the liability of the
                 such capacity, may not be held      Trustees of a MBT. The Trustees
                 personally liable to any person     of a MBT could potentially be
                 other than the DBT or a beneficial  held personally liable for the
                 owner for any act, omission or      obligations of the trust.
                 obligation of the DBT or any
                 Trustee. A Trustee's duties and
                 liabilities to the DBT and its
                 beneficial owners may be expanded
                 or restricted by the provisions of
                 the Declaration of Trust.

Trustee          The Declaration of Trust for the    The Massachusetts Trust's
Liability        Delaware Trust provides that the    Declaration of Trust does provide
(cont.)          Trustees shall not be liable or     that the Trustees shall not be
                 responsible for any neglect or      responsible for any neglect or
                 wrongdoing of any officer, agent,   wrong-doing of any officer, agent
                 employee, manager or principal      or employee, manager, or
                 underwriter of the Delaware Trust,  principal underwriter of the
                 nor shall any Trustee be            Trust, nor for the act or
                 responsible for the act or          omission of another Trustee.
                 omission of any other Trustee.      However, nothing in the
                 Trustees and officers of the        Declaration of Trust protects a
                 Delaware Trust may be held liable   Trustee against any liability for
                 to the Trust and/or shareholders    which the Trustee would otherwise
                 solely for such Trustee's or        be subject by reason of willful
                 officer's own willful misfeasance,  misfeasance, bad faith, gross
                 bad faith, gross negligence or      negligence or reckless disregard
                 reckless disregard of the duties    of the duties involved in the
                 involved in the conduct of the      conduct of the office of Trustee.
                 office of such Trustee or officer,
                 and may not be held liable for
                 errors of judgment or mistakes of
                 fact or law. In addition, the
                 Declaration of Trust also provides
                 that the Trustees acting in their
                 capacity as Trustees, shall not be
                 personally liable for acts done by
                 or on behalf of the Delaware Trust.

Indemnification  The Delaware Act permits a DBT to   Although the Massachusetts
                 indemnify and hold harmless any     Statute is silent as to the
                 Trustee, beneficial owner or agent  indemnification of Trustees,
                 from and against any and all        officers and shareholders,
                 claims and demands. Consistent      indemnification is expressly
                 with the Delaware Act, the          provided for in the Massachusetts
                 Declaration of Trust for the        Trust's Declaration of Trust and
                 Delaware Trust provides for the     By-Laws. The Declaration of Trust
                 indemnification of officers and     provides that Trustees shall be
                 Trustees from and against any and   entitled and empowered to the
                 all claims and demands arising out  fullest extent permitted by law
                 of or related to the performance    to provide by resolution or in
                 of their duties as an officer or    the By-Laws for indemnification
                 Trustee. The Delaware Trust will    out of the Trust's assets for
                 not indemnify, hold harmless or     liability and for all expenses
                 relieve from liability any          reasonably incurred or paid or
                 Trustees or officers for those      expected to be paid by a Trustee
                 acts or omissions for which they    or officer in connection with any
                 are liable if such conduct          claim, action, suit or
                 constitutes willful misfeasance,    proceeding. However, the
                 bad faith, gross negligence or      Declaration of Trust of the
                 reckless disregard of their duties. Massachusetts Trust excludes indemnification for willful
                                                     misfeasance, bad faith, and gross
                                                     negligence or reckless disregard
                                                     of one's duties.

                 The Declaration of Trust of the     The Massachusetts Statute does
                 Delaware Trust also provides that   not have a specific provision
                 any shareholder or former           permitting indemnification of
                 shareholder that is exposed to      shareholders. The Massachusetts
                 liability by reason of a claim or   Trust's Declaration of Trust,
                 demand related to having been a     however, does provide for
                 shareholder, and not because of     indemnification of a shareholder
                 his or her acts or omissions,       or former shareholder.
                 shall be entitled or be held
                 harmless and indemnified out of
                 the assets of the Delaware Trust.

Insurance        The Delaware Act does not contain   There is no provision in the
                 a provision specifically related    Massachusetts statute relating to
                 to insurance. The Delaware Trust's  insurance. The Massachusetts
                 Declaration of Trust provides that  Trust's Declaration of Trust the Trustees shall be entitled and  permits the purchase of liability
                 empowered to the fullest extent     insurance out of the
                 permitted by law to purchase with   Massachusetts Trust's assets on
                 the Delaware Trust's assets         behalf of the Trustees, officers
                 insurance for liability and for     and agents of the Massachusetts
                 all expenses reasonably incurred    Trust. Insurance may be
                 or paid or expected to be paid by   maintained for any agent of the
                 a Trustee or officer in connection  Massachusetts Trust only to the
                 with any claim or proceeding in     extent that the Massachusetts
                 which he or she becomes involved    Trust would have the power to
                 by virtue of his or her capacity    indemnify the agent against such
                 (or former capacity) with the       liability.
                 Delaware Trust, whether or not the
                 Delaware Trust would have the
                 power to indemnify against such
                 liability.

                 The By-Laws of the Delaware Trust   The By-Laws of the Massachusetts
                 permit insurance coverage only to   Trust permit insurance coverage
                 the extent that the Delaware Trust  only to the extent that the
                 would have the power to indemnify   Massachusetts Trust would have
                 against such liability.             the power to indemnify the agent
                                                     against such liability.



                                                               158 Proxy 09/99


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY



                 Please detach at perforation before mailing.



PROXY                                                                      PROXY

                       SPECIAL SHAREHOLDERS' MEETING OF
                        FRANKLIN RISING DIVIDENDS FUND
                               OCTOBER 26, 1999

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek, and Leiann Nuzum, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Rising Dividends Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Special Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 10:00 a.m., Pacific time on October 26, 1999, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                         Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                         _________________________________________________
                         Signature


                         _________________________________________________
                         Signature


                         _________________________________________________
                         Date




             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                          (Please see reverse side)





                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT








   PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                        REQUIRED IF MAILED IN THE U.S.

                 Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FRANKLIN MANAGED TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES, FRANKLIN RISING DIVIDENDS FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE), 2, 3, 4 (INCLUDING ALL SUB PROPOSALS), 5, AND 6. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF              FOR all    Vote Withheld  FOR all nomine
PROPOSALS 1 - 6.                                                                    nominees     for all      (except as mark
                                                                                                              to the contrary)
1.   Election of Trustees.  To withhold authority to vote for any individual
     nominee, strike a line through the nominees name in the list below.            [ ]            [ ]              [ ]

     Frank T. Crohn  William J. Lippman   Charles Rubens II    Leonard Rubin
                                                                                     FOR           AGAINST          ABSTAIN

2.   To ratify the selection of Tait, Weller & Baker as the Trust's independent
     auditors for the Trusts fiscal year ending September 30, 1999.                 [ ]            [ ]              [ ]

3.   To modify the Funds current criteria for the selection of portfolio
     companies related to the issuers treatment of debt on its balance sheet,       [ ]            [ ]              [ ]
     which fundamental.

4.   To approve amendments to certain of the Funds fundamental investment           [ ]            [ ]              [ ]
     restrictions (includes seven (7) Sub Proposals).

4.a. To amend the Funds fundamental investment restriction regarding                [ ]            [ ]              [ ]
     borrowing.

4.b. To amend the Funds fundamental investment restriction regarding                [ ]            [ ]              [ ]
     underwriting.

4.c. To amend the Funds fundamental investment restriction regarding                [ ]            [ ]              [ ]
     lending.

4.d. To amend the Funds fundamental investment restrictions regarding               [ ]            [ ]              [ ]
     investment in real estate and  commodities.

4.e. To amend the Funds fundamental investment restriction regarding                [ ]            [ ]              [ ]
     issuing senior securities.

4.f. To amend the Funds fundamental investment restriction regarding                [ ]            [ ]              [ ]
     industry concentration.

4.g. To amend the Funds fundamental investment restriction regarding                [ ]            [ ]              [ ]
     diversification of investments.

5.   To approve the elimination of certain of the Funds fundamental                 [ ]            [ ]              [ ]
     investment restrictions.

6.   To approve the reorganization of the Trust from a Massachusetts                 [ ]            [ ]              [ ]
     business trust to a Delaware business trust.
                                                                                    GRANT         WITHHOLD         ABSTAIN
7.   To grant the proxyholders the authority to vote upon any other business
     that may properly come before the Meeting or any adjournments thereof.          [ ]            [ ]              [ ]









































             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY